UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

DSE FISHMAN, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49993	56-2284320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of principal executive offices) (Zip Code)

(714) 765-0012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 NAME CHANGE

The Name Change was duly approved by the Board of Directors of the Registrant on May 14, 2008 without shareholder approval in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes.  The name change was effected by filing a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Amendment”) with the Nevada Secretary of State.  A copy of the Certificate of Change is filed herewith as Exhibit 3.6 and is incorporated herein by reference.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

1.  Previous Independent Registered Public Accounting Firm.

On January 18, 2008, Li & Company, PC (“Li & Company”) resigned as the Registrant’s independent registered public accounting firm.  Except as noted in the paragraph immediately below, the reports of Li & Company on the Company’s financial statements for the fiscal years ended July 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles other than an explanatory paragraph as to a going concern.

During the two fiscal years ended July 31, 2007 and 2006 and through January 18, 2008, there were no disagreements between the Registrant and Li & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li & Company would have caused Li & Company to make reference to the matter in its reports on the Registrant’s consolidated financial statements for such years.

During the two fiscal years ended July 31, 2007 and 2006 and through January 18,2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-X. The Company filed its 10Q for the quarter ended October 31, 2007 without a review by Li & Company which caused the resignation. The Company has filed an amended 10Q for the quarter ended October 31, 2007 with the following explanatory note:

The interim consolidated financial statements included in this Quarterly Report on Form 10-QSB as of October 31, 2007 and for the three and six months ended October 31, 2007 were not reviewed by the Company’s independent registered public accounting firm as required under Statement of Auditing Standards No. 100 pursuant to Item 310(b) of the Securities and Exchange Commission’s Regulation S-B.  As of the date of this filing, the Company’s has not yet selected an independent registered public accounting firm for the  review of the interim financial information included herein.

2. New Independent Registered Public Accounting Firm.

On May 12, 2008, the Registrant reengaged Li & Company as its new independent certified public accounting firm to review the Registrant’s financial statements effective immediately.  Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-K Item 304(a)(2)(i).

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No.	Description
3.6	Certificate of Amendment, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DSE Fishman, Inc.

Date: May 27, 2008	/s/ THOMAS HEMINGWAY
Thomas Hemingway
President, Chief Executive Officer